UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 27, 2011

Z3 Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7322 S. Rainbow Blvd.
Suite 194
Las Vegas, NV 89139
(Address of principal executive offices, including zip code)

(702) 508-9255

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

(a)      Dismissal of independent registered public accounting firm

On February 27, 2011, Z3 Enterprises, Inc. (the “Company”) dismissed Paula S. Morelli, CPA P.C. (“Morelli”), as the Company’s independent registered public accounting firm. The board of directors of the Company (the “Board”) approved and ratified the dismissal of Morelli on March 1, 2011.

The reports of Morelli on the Company’s financial statements as of and for the years ended December 31, 2009 and December 31, 2008 contained no adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope, or accounting principle except for the following:  Morelli issued a going concern qualification in Morelli’s report on both of the financial statements as of and for the years ended December 31, 2009 and December 31, 2008, in which Morelli indicated conditions which raised substantial doubt on the Company’s ability to continue as a going concern.  Morelli did not issue a report on the Company’s financial statements as of and for the year ended December 31, 2010.

During the recent fiscal years ending December 31, 2010 and December 31, 2009 and through the date of this Current Report, there have been no (i) disagreements with Morelli on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Morelli’s satisfaction, would have caused Morelli to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Morelli with a copy of the above disclosures and requested that Morelli furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Morelli’s letter, dated May 26, 2011 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)      New independent registered public accounting firm

On March 10, 2011, the Company engaged De Joya Griffith & Company, LLC (“De Joya”), as the Company’s new independent registered public accounting firm. The Board approved and ratified the engagement of De Joya on May 19, 2011.

During the recent fiscal years ending December 31, 2009 and December 31, 2008, and through the date of this Current Report, the Company has not consulted De Joya regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01   Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description
16.1	Letter of Paula S. Morelli, CPA P.C., dated May 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 26, 2011

Z3 Enterprises, Inc.
(Registrant)

/s/ Ross Giles
Ross Giles, President